UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 28, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


                3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)            (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENT OF CERTAIN OFFICERS.

     RESIGNATION OF CURRENT CFO AND DIRECTOR

         Effective March 28, 2007, Corazon Reyes has resigned from the position of Chief Financial Officer of Tarrant Apparel Group and as a member of our board of directors, and will take another position with our company.

     APPOINTMENT OF NEW CFO

         In addition, our board of directors has approved the appointment of David N. Burke to replace Ms. Reyes as our Chief Financial Officer and serve as our principal financial and accounting officer, which appointment was effective March 28, 2007. In connection with his appointment, we agreed to pay Mr. Burke an annual salary of $185,000 and he was granted an option to purchase 30,000 shares our common stock that vests over a period of two years.

         David N. Burke (age 57) has served as our Vice President of Finance since May 2006. In this role, Mr. Burke's responsibilities included corporate development and financing transactions. Prior to joining us, Mr. Burke was a Vice President at Citibank from 2004 to May 2006, where he focused on corporate banking for middle market companies in Southern California. From 2001 to 2003, he was a Vice President with J.P. Morgan Chase & Co. Mr. Burke has also previously served as Principal, Finance and Development for Program Planning Professionals, Inc.; Senior Vice President of The Fuji Bank, Ltd.; and Vice President with Bankers Trust Company. Mr. Burke earned a bachelor's degree in English from Princeton University and an MBA in Finance and Accounting from the Columbia University School of Business.

         There are no understandings or arrangements between Mr. Burke and any other person pursuant to which Mr. Burke was selected as Chief Financial
Officer. Mr. Burke does not have any family relationship with any director, executive officer or person nominated or chosen by our board of directors to become a director or executive officer. Mr. Burke did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2006, or which is presently proposed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TARRANT APPAREL GROUP



Date:    March 28, 2007                  By:   /S/ DAVID BURKE
                                            ------------------------------------
                                            David Burke, Chief Financial Officer


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